OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                     Supplement dated August 10, 2000 to the
                        Prospectus dated October 28, 1999

The Prospectus is changed as follows:

1. The first paragraph of the subsection entitled "Portfolio Managers" on page 11 is revised in its entirety to read as follows:

         |X|      The portfolio manager of the Fund is Shanquan Li.
      Mr. Li is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Li was previously a co-portfolio manager of the Fund since the Fund's inception on
      March 1, 1999.   Mr. Li is a Vice President of the Fund and of
      the Manager, and also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining the Manager in July 1997, he was a senior quantitative analyst in the investment policy group of Brown Brothers Harriman & Co., and a consultant for Acadian Asset Management, Inc.

2. All references in the Prospectus to the "portfolio managers" are hereby changed to read, "portfolio manager."



August 10 , 2000                                                  PS0410